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                                                                  EXHIBIT 10D(2)


                           SECOND AMENDMENT TO AMENDED

                          AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is dated as of March 30, 2001 ("this Amendment"), by and among NORSTAN, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (each individually, a "Bank," and collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of December 20, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of March 19, 2001 (as amended, the "Credit Agreement").

         B. The Borrower has advised the Banks that (i) it will be unable to make the principal payments due upon Term Loan A and Term Loan B of the Credit Agreement due on March 30, 2001 and (ii) it has violated certain financial covenants contained in the Credit Agreement.

         C. The Borrower has requested that the Banks agree to extend the times for the payments due under Term Loan A and Term Loan B under the Credit Agreement on the terms set forth in this Agreement and agree to forbear from exercising their remedies pursuant to the Borrower's events of default due to the Borrower's failure to meet its financial covenants.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

 DEFINITIONS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN,
     BUT WHICH ARE DEFINED IN THE CREDIT AGREEMENT, SHALL HAVE THE MEANINGS
           ASCRIBED TO SUCH TERMS IN THE CREDIT AGREEMENT UNLESS THE
                          CONTEXT OTHERWISE REQUIRES.

          AMENDMENTS TO CREDIT AGREEMENT. SUBJECT TO SECTION 5 HEREOF,
               THE CREDIT AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

TERM LOAN PAYMENTS. SECTIONS 2.5(B) AND 2.5(C) OF THE CREDIT AGREEMENT ARE DELETED IN THEIR ENTIRETIES AND THE FOLLOWING IS SUBSTITUTED IN LIEU THEREOF:

                           (b) Term A Loan. The unpaid balance of the Term A
                  Loan, and all accrued and unpaid interest thereon, shall be due and payable on April 4, 2001;

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                           (c) Term B Loan. The unpaid balance of the Term B
                  Loan, and all accrued and unpaid interest thereon, shall be due and payable on April 4, 2001;

               FORBEARANCE FROM OF EVENTS OF DEFAULT. THE BORROWER
                       HAS INFORMED THE BANKS AS FOLLOWS:

                  (a) that it was not in compliance with its covenant under
         Section 6.16 of the Credit Agreement for the period ended February 28, 2001, in that its actual EBITDA for the fiscal month ended on that date was ($2,179,000), which amount is the less than the minimum EBITDA of $2,195,000 required by that Section for that period;

                  (b) that it was not in compliance with its covenant under
         Section 6.18 of the Credit Agreement for the fiscal month ended February 28, 2001, in that the Adjusted Leverage Ratio as of that date was 16.9 to 1.0, which amount is greater than the maximum Adjusted Leverage Ratio of 13.7 to 1.0 required by that Section for that period; and,

                  (c) that it was not in compliance with its covenant under
         Section 6.19 of the Credit Agreement for the fiscal month ended February 28, 2001, in that the Interest Coverage Ratio as of that date was (3.2) to 1.0, which amount is less than the minimum Interest Coverage Ratio of 3.9 to 1.0 required by that Section for that period;

Each such instance of noncompliance constitutes a Default or Event of Default under the Credit Agreement (collectively, the "Existing Defaults"). Upon the satisfaction of the conditions set forth in Section 5 below, each Bank and the Agent shall, until the Forbearance Termination Date (defined below), forbear from exercising their enforcement remedies under the Loan Documents arising from the Existing Defaults. For purposes of this letter, the "Forbearance Termination Date" shall mean the earlier to occur of April 4, 2001 or the date on which any additional Event of Default occurs. The Banks' and the Agent's agreement to forbear is limited to the express terms thereof, and nothing herein shall be deemed a waiver or forbearance by the Banks or the Agent of any other term, condition, representation or covenant applicable to the Borrower or any Guarantor under the Loan Documents (including but not limited to any future occurrence similar to the Existing Defaults). The forbearance by the Banks and the Agent set forth herein shall not constitute a waiver or forbearance by the Banks or the Agent of any other Default or Event of Default, if any, under any Loan Document, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.




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       REPRESENTATIONS AND WARRANTIES OF THE BORROWER. TO INDUCE THE BANKS
 AND THE AGENT TO EXECUTE AND DELIVER THIS AMENDMENT (WHICH REPRESENTATIONS AND
   WARRANTIES SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AMENDMENT), THE
        BORROWER REPRESENTS AND WARRANTS TO THE AGENT AND THE BANKS THAT:

THIS AMENDMENT HAS BEEN DULY AUTHORIZED, EXECUTED AND DELIVERED BY IT AND THIS AMENDMENT CONSTITUTES THE LEGAL, VALID AND BINDING OBLIGATION OF THE BORROWER ENFORCEABLE AGAINST THE BORROWER IN ACCORDANCE WITH ITS TERMS, SUBJECT TO LIMITATIONS AS TO ENFORCEABILITY WHICH MIGHT RESULT FROM BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR SIMILAR LAWS OR EQUITABLE PRINCIPLES RELATING TO OR LIMITING CREDITORS' RIGHTS GENERALLY;

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, CONSTITUTES THE LEGAL, VALID AND BINDING OBLIGATION OF THE BORROWER ENFORCEABLE AGAINST THE BORROWER IN ACCORDANCE WITH ITS TERMS, SUBJECT TO LIMITATIONS AS TO ENFORCEABILITY WHICH MIGHT RESULT FROM BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR SIMILAR LAWS OR EQUITABLE PRINCIPLES RELATING TO OR LIMITING CREDITORS' RIGHTS GENERALLY;

THE EXECUTION, DELIVERY AND PERFORMANCE BY THE BORROWER OF THE AMENDMENT (I) HAVE BEEN DULY AUTHORIZED BY ALL REQUISITE CORPORATE ACTION AND, IF REQUIRED, SHAREHOLDER ACTION, (II) DO NOT REQUIRE THE CONSENT OR APPROVAL OF ANY GOVERNMENTAL OR REGULATORY BODY OR AGENCY, AND (III) WILL NOT (A) VIOLATE (1) ANY PROVISION OF LAW, STATUTE, RULE OR REGULATION OR ITS CERTIFICATE OF INCORPORATION OR BYLAWS, (2) ANY ORDER OF ANY COURT OR ANY RULE, REGULATION OR ORDER OF ANY OTHER AGENCY OR GOVERNMENT BINDING UPON IT, OR (3) ANY PROVISION OF ANY MATERIAL INDENTURE, AGREEMENT OR OTHER INSTRUMENT TO WHICH IT IS A PARTY OR BY WHICH ANY OF ITS PROPERTIES OR ASSETS ARE OR MAY BE BOUND, OR (B) RESULT IN A BREACH OF OR CONSTITUTE (ALONE OR WITH DUE NOTICE OR LAPSE OF TIME OR BOTH) A DEFAULT UNDER ANY INDENTURE, AGREEMENT OR OTHER INSTRUMENT REFERRED TO IN CLAUSE
(III)(A)(3) OF THIS SECTION 4(C);

AS OF THE DATE HEREOF, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED WHICH EITHER
(A) IS CONTINUING OR (B) PURSUANT TO WHICH THE AGENT AND THE BANKS HAVE NOT AGREED TO FORBEAR FROM EXERCISING THEIR REMEDIES AS SET FORTH IN SECTION 3 OF THIS AMENDMENT; AND

ALL THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE IV OF THE CREDIT AGREEMENT ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS WITH THE SAME FORCE AND EFFECT AS IF MADE BY THE BORROWER ON AND AS OF THE DATE HEREOF.

       CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. THIS AMENDMENT SHALL
          BECOME EFFECTIVE AS OF THE DATE FIRST ABOVE WRITTEN WHEN EACH
      AND EVERY ONE OF THE FOLLOWING CONDITIONS SHALL HAVE BEEN SATISFIED:

THE AGENT SHALL HAVE RECEIVED EXECUTED COUNTERPARTS OF THIS AMENDMENT, DULY EXECUTED BY THE BORROWER AND EACH OF THE BANKS.



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THE AGENT SHALL HAVE RECEIVED FROM THE GUARANTORS A CONSENT AND AGREEMENT OF
GUARANTORS IN THE FORM OF EXHIBIT A HERETO (THE "GUARANTOR AGREEMENTS") DULY COMPLETED AND EXECUTED BY EACH GUARANTOR.

THE BORROWER SHALL HAVE SATISFIED ALL OF THE CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE FIRST AMENDMENT TO THE CREDIT AGREEMENT.

THE AGENT SHALL HAVE RECEIVED SUCH OTHER DOCUMENTS OR INSTRUMENTS REASONABLY DEEMED NECESSARY BY THE AGENT.

     AFFIRMATION; REAFFIRMATION. THE AGENT, EACH BANK AND THE BORROWER EACH
      ACKNOWLEDGE AND AFFIRM THAT THE CREDIT AGREEMENT, AS HEREBY AMENDED,
   IS HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS AND ALL TERMS, CONDITIONS AND PROVISIONS OF THE CREDIT AGREEMENT, EXCEPT AS AMENDED BY THIS AMENDMENT, SHALL REMAIN UNMODIFIED AND IN FULL FORCE AND EFFECT. ALL REFERENCES IN
         ANY DOCUMENT OR INSTRUMENT TO THE CREDIT AGREEMENT ARE HEREBY
  AMENDED AND SHALL REFER TO THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT. THE BORROWER CONFIRMS TO THE AGENT AND EACH BANK THAT THE OBLIGATIONS ARE AND
   CONTINUE TO BE SECURED BY THE SECURITY INTEREST GRANTED BY THE BORROWER IN
    FAVOR OF THE AGENT UNDER THE BORROWER'S SECURITY AGREEMENT AND ALL OF THE TERMS, CONDITIONS, PROVISIONS, AGREEMENTS, REQUIREMENTS, PROMISES, OBLIGATIONS, DUTIES, COVENANTS AND REPRESENTATIONS OF THE BORROWER UNDER SUCH DOCUMENTS AND
      ANY AND ALL OTHER DOCUMENTS AND AGREEMENTS ENTERED INTO WITH RESPECT
     TO THE OBLIGATIONS ARE INCORPORATED HEREIN BY REFERENCE AND ARE HEREBY
              RATIFIED AND AFFIRMED IN ALLRESPECTS BY THE BORROWER.

                                    GENERAL.

THE BORROWER AGREES TO REIMBURSE THE AGENT UPON DEMAND FOR ALL REASONABLE EXPENSES (INCLUDING REASONABLE ATTORNEYS FEES AND LEGAL EXPENSES) INCURRED BY THE AGENT IN THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AMENDMENT AND ANY OTHER DOCUMENT REQUIRED TO BE FURNISHED HEREWITH, AND TO PAY AND SAVE THE AGENT HARMLESS FROM ALL LIABILITY FOR ANY STAMP OR OTHER TAXES WHICH MAY BE PAYABLE WITH RESPECT TO THE EXECUTION OR DELIVERY OF THIS AMENDMENT, WHICH OBLIGATIONS OF THE BORROWER SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

THIS AMENDMENT MAY BE EXECUTED IN AS MANY COUNTERPARTS AS MAY BE DEEMED NECESSARY OR CONVENIENT, AND BY THE DIFFERENT PARTIES HERETO ON SEPARATE COUNTERPARTS, EACH OF WHICH, WHEN SO EXECUTED, SHALL BE DEEMED AN ORIGINAL BUT ALL SUCH COUNTERPARTS SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

ANY PROVISION OF THIS AMENDMENT WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PORTIONS HEREOF OR AFFECTING THE VALIDITY OR ENFORCEABILITY OF SUCH PROVISIONS IN ANY OTHER JURISDICTION.



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THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF MINNESOTA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

THIS AMENDMENT SHALL BE BINDING UPON THE BORROWER, THE AGENT AND THE BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF THE BORROWER, THE AGENT AND THE BANKS AND THE SUCCESSORS AND ASSIGNS OF THE AGENT AND THE BANKS.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                       NORSTAN, INC.


                                       By /s/ Robert J. Vold
                                         ---------------------------------------
                                          Its Treasurer


                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as a Bank and as Agent


                                       By /s/ David C. Larsen
                                         ---------------------------------------
                                          Its VP


                                       HARRIS TRUST AND SAVINGS BANK


                                       By /s/ Lauren M. Powers
                                         ---------------------------------------
                                          Its VP


                                       M&I MARSHALL & ILSLEY BANK


                                       By /s/ John W. Howard
                                         ---------------------------------------
                                          Its VP


                                       By /s/ Doug Pudvah
                                         ---------------------------------------
                                          Its VP


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION


                                       By /s/ William J. Kennedy
                                         ---------------------------------------
                                          Its VP




  [Signature Page to Second Amendment to Amended and Restated Credit Agreement]

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